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                                                                   EXHIBIT 10(c)

                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                                SYSCO CORPORATION
                  BOARD OF DIRECTORS DEFERRED COMPENSATION PLAN

         THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED SYSCO CORPORATION BOARD OF DIRECTORS DEFERRED COMPENSATION PLAN (this "Amendment").

         WHEREAS, Sysco Corporation (the "Company") has adopted that certain Amended and Restated Sysco Corporation Board of Directors Deferred Compensation Plan (the "Plan") pursuant to a plan document executed December 7, 1995; and

         WHEREAS, the Board of Directors of the Company has determined to amend the Plan to provide for the voluntary acceleration of benefits upon a change of control of the Company, all as hereinafter provided.

         NOW, THEREFORE, the Plan is hereby amended as follows:

(Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Plan.)

         1. Article VI of the Plan is hereby amended by adding at the end thereof new Section 6.9 to read as follows:

         "6.9 Acceleration of Payments Upon a Change of Control.

                  (a) If there is a Change of Control of Sysco, then any Participant or, if the Participant is deceased, the Participant's Beneficiary, shall be entitled to make an election (a "Change of Control Payout Election") to receive a lump sum payment in full satisfaction of all benefits to which the Participant or Beneficiary would otherwise be entitled under the Plan. A Change of Control Payout Election shall be made by written notice to the Committee by the electing person at any time after the Change of Control of Sysco. Notwithstanding anything herein to the contrary, the payment (the "Change of Control Payout Benefit") shall be made by the latter of ninety (90) days from the date of receipt of the Change of Control Payout Election or as soon as administratively feasible. If a Participant or Beneficiary makes a Change of Control Payout Election, the Change of Control Payout Benefit shall be the exclusive payment to which the Participant, the Participant's spouse and/or the Beneficiary will be eligible under the Plan and no benefit payments shall be made to a Participant or the Participant's Beneficiary pursuant to any other provision of this Plan following a Change of Control Payout Election, provided that a Participant who remains a member of the Board of Directors of the Company after making the Change of Control Payout Election shall not be precluded from further participation in the Plan with respect to future deferrals pursuant to
Section 3.1 of the Plan to the extent such Participant otherwise continues to be eligible to make such election.


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                 (b) A Participant's Change of Control Payout Benefit shall be determined as follows:

                           (i) If the Participant or the Participant's
Beneficiary has not received any payments pursuant to the Plan on or prior to the Change of Control Payout Election, the Change of Control Payout Benefit shall equal ninety percent (90%) the balance of the Participant's Account as of the date of the Change of Control Payout Election.

                           (ii) If the Participant or the Participant's
Beneficiary has received payments pursuant to the Plan on or prior to the Change of Control Payout Election, the Change of Control Payout Benefit shall equal the sum of (A) ninety percent (90%) of the remaining principal balance of the installment payments due the Participant or the Participant's Beneficiary as of the date of the Change of Control Payout Election, and (B) interest on such remaining principal balance determined pursuant to Section 4.5 hereof from the date of the last installment paid pursuant to the Plan with respect to the such Participant or Beneficiary through the date of payment of the Change of Control Payment Benefit.

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

         IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of this 28th day of September, 2000, effective as of May 10, 2000.

                                            SYSCO CORPORATION

                                            By:    /s/ Diane Day Sanders
                                               --------------------------------
                                            Title: Vice President and Treasurer
                                                   ----------------------------

         [Corporate Seal]

         ATTEST:

         By:    Kent Berke
             ----------------------
         Title: Assistant Secretary
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